EXHIBIT 23.2
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INDEPENDENT AUDITORS' CONSENT
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We consent to the incorporation by reference in the Registration Statement filed on July 7, 2000 of First Mutual Bancshares, Inc. on Form S-8 of our report dated January 28, 2000, appearing in the Annual Report on Form 10-K of First Mutual Bancshares, Inc. for the year ended December 31, 2001.






DELOITTE & TOUCHE LLP

Seattle, Washington
March 22, 2002